SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant        [ X ]
Filed by a Party other than the Registrant  [   ]

Check the Appropriate Box:
[   ] Preliminary Proxy Statement
[   ] Confidential,  for use of the  Commission  only  (as  permitted  by Rule
      14a-6(e)(2))
[ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              SJNB Financial Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      1)  Title of each class of securities to which transaction applies:

      2)  Aggregate number of securities to which the transaction applies:

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          pursuant to Exchange Act Rule  0-11(set  forth the amount on which the filing fee is calculated and state how it was determined):

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[   ] Fee paid previously with preliminary materials

[   ] Check box  if any  part of the fee is  offset as  provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:
      2)  Form, Schedule or Registration Statement No.:
      3)  Filing Party:
      4)  Date Filed:

                                SJNB FINANCIAL CORP.

















                    Notice of Annual Meeting of Shareholders

                                  May 24, 2000

                              SJNB FINANCIAL CORP.








                                 April 24, 2000




Dear Shareholder:

You are cordially invited to attend the 2000 Annual Meeting of Shareholders of SJNB Financial Corp. to be held on May 24, 2000, at 10:00 a.m., in the Quicksilver Room at The Silicon Valley Capital Club, 50 W. San Fernando, Suite 1700, San Jose, California.

It is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting, you are requested to complete, date, sign and return the enclosed proxy in the return envelope provided. The Board of Directors recommends that you vote "for" each of the proposals described in the attached proxy statement and on the proxy.

Sincerely yours,

/s/ Robert A. Archer                    /s/ James R. Kenny

Robert A. Archer                        James R. Kenny
Chairman of the Board                   President & Chief Executive Officer









                            One North Market Street
                               San Jose, CA 95113
                             Phone: (408) 947-7562
                              Fax: (408) 947-0362

                              SJNB FINANCIAL CORP.
                             One North Market Street
                    San Jose, California 95113 (408) 947-7562

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be Held on May 24, 2000

To the Shareholders of SJNB Financial Corp.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of SJNB Financial Corp. will be held in the Quicksilver Room at The Silicon Valley Capital Club, 50 W. San Fernando, Suite 1700, San Jose, California on May 24, 2000, at 10:00 a.m., for the following purposes:

     1. To elect the following six directors of the Corporation to serve until the 2003 Annual Meeting of Shareholders and until their respective successors shall be elected and qualified:

               Albert V. Bruno          V. Ronald Mancuso
               F. Jack Gorry            Richard L. Mount
               William D. Kron          Louis Oneal

     2. To ratify the appointment of KPMG LLP as the Corporation's independent public accountants for the year ending December 31, 2000.

     3. To consider and transact such other business as may properly come before the Annual Meeting.

The close of business on April 10, 2000, is the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any postponements or adjournments thereof.

Whether or not you plan to attend the Annual Meeting, you may vote by completing, signing and returning the enclosed proxy promptly. Any shareholder present at the Annual Meeting may vote personally on all matters brought before the Annual Meeting, in which event your proxy will not be used.

By Order of the Board of Directors,

/s/ Robert A. Archer                         /s/ James R. Kenny

Robert A. Archer                             James R. Kenny
Chairman of the Board                        President & Chief Executive Officer

April 24, 2000
(Approximate mailing date of proxy materials)

                                TABLE OF CONTENTS



                                                                            PAGE

GENERAL INFORMATION                                                            1
   Revocability of Proxies                                                     1
   Solicitation of Proxies                                                     1
   Outstanding Securities and Voting Rights                                    1
   Proposals of Shareholders                                                   2

ELECTION OF DIRECTORS                                                          3
   Nominees to the Board of Directors                                          3
   Nominations for Directors                                                   5
   Certain Committees of the Board of Directors                                5
   Compensation of Directors                                                   6
   Meetings of the Board of Directors                                          6
   Executive Officers                                                          6

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT                                 6

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS                                8

EXECUTIVE COMPENSATION AND TRANSACTIONS WITH DIRECTORS AND OFFICERS            8
   Summary Compensation Table                                                  8
   Compensation Committee Report                                               9
   Stock Performance Chart(1)                                                 11
   Stock Option Plans                                                         11
   Employment Agreements                                                      12
   Transactions with Directors and Officers                                   12
   Section 16(a) Beneficial Ownership Reporting Compliance                    13

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS                 13
   Ratification of KPMG LLP                                                   13
   Required Approval                                                          13
   Recommendation of Management                                               13

OTHER MATTERS                                                                 14

ANNUAL REPORT ON FORM 10-K                                                    14

                                 PROXY STATEMENT
                                       OF
                              SJNB FINANCIAL CORP.

                             One North Market Street
                           San Jose, California 95113
                                 (408) 947-7562

                         Annual Meeting of Shareholders
                                  May 24, 2000

                                  INTRODUCTION

These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of SJNB Financial Corp. (the "Corporation"), a California corporation, for use at the Annual Meeting of Shareholders (the "Meeting") to be held on May 24, 2000, at 10:00 a.m., in the Quicksilver Room at The Silicon Valley Capital Club, 50 San Fernando, Suite 1700, San Jose, California, and any postponements or adjournments thereof. These proxy materials were mailed to shareholders on or about April 24, 2000.

                               GENERAL INFORMATION

Revocability of Proxies

A proxy for voting your shares at the Meeting is enclosed. Any shareholder giving the enclosed proxy has the right to revoke it at any time before it is exercised by filing with the Corporation's Secretary, James R. Kenny, a written notice of revocation or a duly executed proxy bearing a later date. A shareholder may also revoke a proxy by attending the Meeting and advising the Chairman of his or her election to vote in person.

Solicitation of Proxies

This proxy solicitation is made by the Board of Directors of the Corporation and the cost of the solicitation is being borne by the Corporation. Solicitation is being made by this Proxy Statement and may also be made by employees or agents of the Corporation who may communicate with shareholders or their representatives in person, by telephone or by additional mailings. The Corporation may, at its discretion, engage the services of a proxy solicitation firm to assist in the solicitation of proxies. The total expense of this solicitation will be borne by the Corporation and will include reimbursement paid to brokerage firms and others for their expenses in forwarding soliciting material and such expenses as may be paid to any proxy solicitation firm engaged by the Corporation.

Outstanding Securities and Voting Rights

Only those shareholders of record of the Corporation's common stock ("Common Stock") as of the record date, April 10, 2000, will be entitled to notice of and to vote in person or by proxy at the Meeting or any postponement or adjournment thereof, unless a new record date is set for a postponed or adjourned meeting.

As of April 10, 2000, the Corporation had one class of securities issued and outstanding, consisting of 3,661,186 shares of Common Stock. Such shares are held by approximately 2,600 shareholders. All of the shares are voting shares and entitled to vote at the Meeting. Each share of Common Stock is entitled to one vote at the Meeting.

In the election of directors, the six (6) candidates receiving the highest number of votes will be elected. Approval of each of the other proposals requires the affirmative vote of a majority of the shares of Common Stock represented at the Meeting and entitled to vote with respect to each such matter.

A majority of the shares entitled to vote, represented either in person or by a properly executed proxy, will constitute a quorum at the Meeting. If, by the time scheduled for the Meeting, a quorum of shareholders of the Corporation is not present or if a quorum is present but sufficient votes in favor of any of the proposals have not been received, the Meeting may be held for purposes of voting on those proposals for which sufficient votes have been received, and the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any of the proposals for which sufficient votes have not been received. If a shareholder withholds authority to vote for directors on the enclosed proxy, or attends the Meeting, elects to vote in person, but abstains from voting in the election of directors, that shareholder's shares will not be counted in determining the candidates receiving the highest number of votes. For shares present at the Meeting in person or by proxy, an abstention with respect to Proposal No. 2 is treated the same as a vote against such matter. Generally broker non-votes (shares as to which brokerage firms have not received voting instructions from their clients and therefore do not have the authority to vote the shares at the Meeting) will be considered in determining if a quorum is present at the Meeting but will be disregarded in determining votes cast.

If the enclosed proxy is completed in the appropriate spaces, signed, dated and returned, the proxy will be voted as specified in the proxy. If no specification is made on an executed proxy, it will be voted FOR the election of directors nominated by the Board and FOR the ratification of the selection of KPMG LLP as the Corporation's independent public accountants.

The proxy also confers discretionary authority to vote the shares represented thereby on any matter that was not known at the time this Proxy Statement was mailed which may properly be presented for action at the Meeting and may include: approval of minutes of the prior annual meeting which will not constitute ratification of the actions taken at such meeting; action with respect to procedural matters pertaining to the conduct of the Meeting; and election of any person to any office for which a bona fide nominee is named herein if such nominee is unable to serve or for good cause will not serve. Management of the Corporation is not aware of any other matters to come before the Meeting. If, however, any other matters of which the Board is not now aware are properly presented for action, it is the intention of the proxy holders named in the enclosed proxy to vote such proxy on such matters in accordance with their best business judgment.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD AND FOR THE RATIFICATION OF THE SELECTION OF KPMG LLP AS THE CORPORATION'S INDEPENDENT PUBLIC ACCOUNTANTS.

Proposals of Shareholders

Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings. For any such proposal to be considered for inclusion in the proxy statement prepared for next year's Annual Meeting, the proposal must be received at the Corporation's executive offices at One North Market Street, San Jose, California, 95113 prior to December 9, 2000. Any such proposal received by the Corporation's principal executive offices after such date will be considered untimely and may be excluded from the proxy statement and form of proxy. The deadline for submission of shareholder proposals to be presented at next year's Annual Meeting, but which will not be included in the proxy statement and form of proxy relating to such meeting, is March 4, 2001. Any such proposal received by the Corporation's principal executive offices after such date will be considered untimely and the persons named in the proxy for such meeting may exercise their discretionary voting power with respect to such proposal.

                              ELECTION OF DIRECTORS

Nominees to the Board of Directors

The Bylaws of the Corporation provide that the number of directors of the Corporation shall be no less than nine and no more than seventeen, with the exact number within such range to be fixed by amendment of the Bylaws adopted by the shareholders or by the Board of Directors. The number of directors is presently fixed at sixteen.

The Company has three groups of directors, each of whom is elected for a three-year term. Class I directors will be elected this year. Class II directors will be elected in 2001 and Group III directors will be elected in 2002. If any nominee should become unable or unwilling to serve as a director, the proxies will be voted for such substitute nominee as shall be designated by the Board of Directors. The Board of Directors presently has no knowledge that any of the nominees will be unable or unwilling to serve. The six nominees receiving the highest number of votes at the Meeting shall be elected.

The following persons are the nominees of the Board of Directors for election as Class I directors to serve for a three-year term until the Annual Meeting of Shareholders to be held in the year 2003 and until their successors are duly elected and qualified.

   Albert V. Bruno         F. Jack Gorry                William D. Kron
   V. Ronald Mancuso       Richard L. Mount             Louis Oneal

The following table sets forth certain information with respect to (i) those persons nominated by the Board of Directors for election as Class I directors; and (2) the Class II and Class III directors who will continue in office after the annual meeting until the expiration of their respective terms. The information below is based on data furnished by each such nominee or director. Each member of the Corporation's Board of Directors also serves as a director of San Jose National Bank ("SJNB" or the "Bank").

Nominees for Election as Class I Directors:

                             First Elected a                      Principal Business Experience
           Name                Director(1)      Age                 During the Past Five Years
Albert V. Bruno                    1994         55    Director,  Center for Innovation and  Entrepreneurship
                                                      and    Professor   of   Marketing   at   Santa   Clara
                                                      University.  He has  been at  Santa  Clara  University
                                                      since  1971  where he has  served as  chairman  of the
                                                      Marketing Department and Acting Dean.

F. Jack Gorry                      1988         66    Private consultant since September 1992.

William D. Kron                    2000         56    Director  of Western  and Pacific Rim Sales at Silicon
                                                      Energy  Corporation.  Former  Chairman  and founder of
                                                      Saratoga National Bank.

V. Ronald Mancuso                  2000         61    Retired  Dentist since 1999.  Private dental  practice
                                                      in Saratoga from August 1967 through 1999.

Richard L. Mount                   2000         55    Private  consultant  since 2000.  Chairman,  President
                                                      and Chief  Executive  Officer of Saratoga  Bancorp and
                                                      President,  Chief  Executive  Officer and  Director of
                                                      Saratoga National Bank from 1982 through 2000.

Louis Oneal                        1982         66    A  practicing  attorney at law and a member of The Law
                                                      Offices of Louis Oneal in San Jose.


Class II Directors, Continuing in Office:

                             First Elected a                      Principal Business Experience
           Name                Director(1)      Age                 During the Past Five Years
Ray S. Akamine                     1994         52    Chief  Financial  Officer of Hill View Packing Company
                                                      in San Jose since April 1998.  Prior to that time,  he
                                                      served  as Chief  Financial  Officer  of  Consolidated
                                                      Factors in Monterey,  California from November 1995 to
                                                      March  1998.  Prior to that  time,  he  served as Vice
                                                      President of Finance for Mariani  Packing  Company,  a
                                                      food  processing  company  located  in San Jose,  from
                                                      June 1984 to November 1995.

Rod Diridon                        1994         61    Executive   Director   of   the   Norman   Y.   Mineta
                                                      International  Institute  for  Surface  Transportation
                                                      Policy  Studies at the College of Business at San Jose
                                                      State  University  since 1994.  Prior to that time, he
                                                      served as the  Supervisor  of the 4th  District of the
                                                      County  of Santa  Clara,  to which he was  elected  in
                                                      1974.

Robert G. Egan                     2000         59    Managing  Broker  with  Coldwell  Banker  Real  Estate
                                                      since 1985.

Arthur K. Lund                     1982         66    A  practicing  attorney  at law and a  member  of Hoge
                                                      Fenton  Jones & Appel in San Jose  since  March  2000.
                                                      Prior to that,  he was a  member  Rosenblum,  Parish &
                                                      Issacs  from 1992  through  March  2000.  Mr. Lund was
                                                      the  Chairman  of the  Board of the  Corporation  from
                                                      1983 through 1992.

Douglas L. Shen                    1994         60    A self  employed  dentist  since  1966.  His office is
                                                      located in San Jose, California.


Class III Directors, Continuing in Office

                             First Elected a                      Principal Business Experience
           Name                Director(1)      Age                 During the Past Five Years

Victor E. Aboukhater               2000         57    Since 1986,  he has managed  his  personal  investment
                                                      portfolio of real estate and securities.

Robert A. Archer                   1982         66    Chairman of the Board of Directors of the  Corporation
                                                      and  SJNB  since  1993.   President  and  a  principal
                                                      stockholder  of Coast  Counties  Truck  and  Equipment
                                                      Company,  a heavy duty truck  dealership  and  service
                                                      facility in San Jose,  which he has owned and operated
                                                      for more than 30 years.

James R. Kenny                     1991         55    President,  Chief  Executive  Officer and Secretary of
                                                      the Corporation and SJNB since September 1991.

Diane P. Rubino                    1987         50    President  of Hill View  Packing  Company  since 1993.
                                                      Previously  she was a partner of Valley  View  Packing
                                                      since 1977.

Gary S. Vandeweghe                 1982         60    A practicing  attorney at law with  Olimpia,  Whalen &
                                                      Lively since April 1996.  From  December 1995 to April
                                                      1996,  he was a member of the Law  Offices  of Gary S.
                                                      Vandeweghe.  Prior to that  time,  he was a member  of
                                                      Rankin,  Luckhardt,  Vandeweghe,  Landsness & Lahde in
                                                      San Jose.


(1) Includes service as a director of SJNB prior to the organization of SJNB Financial Corp. Directors Akamine, Bruno, Diridon and Shen were directors of Business Bancorp and California Business Bank prior to the merger. Directors Aboukhater, Egan, Kron, Mancuso and Mount were directors of Saratoga Bancorp and Saratoga National Bank prior to the merger.

There is no family relationship among any of the Corporation's executive officers, directors or nominees for director.

Nominations for Directors

The Corporation's Bylaws provide that nominations for a director may be made by shareholders, provided that certain informational requirements concerning the identities of the nominating shareholder and the nominee are complied with in advance of the meeting. This provision is intended to provide advance notice to management of any attempt to effect an election contest or a change in control of the Board of Directors, and may have the effect of precluding third party nominations if not followed. Specifically, the Bylaws provide that nominations for directors, other than those made by or on behalf of existing management, must be made in writing and mailed or delivered to the President of the Corporation, no less than 14 nor more than 50 days prior to any meeting of shareholders called for the election of directors, except that if less than 21 days' notice of the meeting is given, such nomination must be mailed or delivered to the President by the close of business on the seventh day following the date on which the notice was mailed. The written nomination must include the following information, to the extent known by the nominating shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of Common Stock of the Corporation that will be voted for each proposed nominee; (d) the name and residence address of the nominating shareholder; and (e) the number of shares of Common Stock of the Corporation owned by the nominating shareholder.

The Bylaws provide that nominations not made in accordance with the above procedure may, at his discretion, be disregarded by the Chairman of the Meeting and, upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee.

Certain Committees of the Board of Directors

The Board of Directors of the Corporation has a standing Audit Committee and Compensation Committee. The Audit Committee of the Corporation is chaired by Rod Diridon and the members are Ray S. Akamine, F. Jack Gorry, V. Ronald Mancuso, Richard L. Mount, Diane P. Rubino, Douglas L. Shen and Gary S. Vandeweghe. The Audit Committee met five times in 1999 for the purpose of reviewing the scope of and planning for the annual audit, and reviewing the results of internal operations audits of the Bank and the Bank's compliance with consumer laws, regulatory agency reports and securities reports.

The Compensation Committee is chaired by Albert V. Bruno and the members are Robert A. Archer, F. Jack Gorry, William D. Kron, Arthur K. Lund, Louis Oneal, Douglas L. Shen and Gary S. Vandeweghe. The Compensation Committee met two times in 1999 for the purpose of setting compensation levels of senior officers and directors, reviewing and approving bonus plans and payments, and reviewing and approving employee benefit plans, including stock option, insurance and retirement plans. In addition, the Committee reviews and approves the Corporation's Compensation Policy.

The Corporation does not have a standing nominating committee. The Board of Directors of the Corporation performs the functions of such committee. Nominations by shareholders can be made only by complying with the Corporation's Bylaws and the notice provisions discussed above.

Compensation of Directors

In 1999, the outside directors of the Corporation were paid an annual retainer $15,000. In addition, each director was paid $500 for attendance at each meeting of standing committees of the Corporation of which he or she is a member. Directors of the Corporation do not now receive additional fees for attendance at the Corporation's Board meetings. In addition, the 1996 Stock Option Plan provides for automatic annual grants to each non-employee director on March 1 of each year of options to purchase 5,000 shares of Common Stock.

Meetings of the Board of Directors

The Corporation's Board of Directors held a total of 11 regular meetings and one special meeting in 1999. Every director attended at least 75% of: (i) the Corporation's 12 Board meetings; and (ii) all of the meetings of any committee of the Corporation's Board on which such director served, except for Mr. Vandeweghe who attended 51% of such meetings.

Executive Officers

The executive officers of the Corporation and SJNB include James R. Kenny, President and Chief Executive Officer, about whom information is provided above, and the following persons:

                                                                         Principal Occupation
            Name and Position(s)                  Age                 During the Past Five Years

Eugene E. Blakeslee                               54       Executive  Vice  President  and  Chief  Financial
Executive Vice President and Chief                         Officer  of  the   Corporation   and  SJNB  since
Financial Officer of the Corporation and                   September 1991.
SJNB

Frederic H. Charpiot                              53       Senior Vice  President  and Chief Credit  Officer
Senior Vice President and Chief Credit                     of SJNB since October 1991.
Officer of SJNB

Margo F. Culcasi                                  52       Senior  Vice  President/Liability  Management  of
Senior Vice President/Liability Management                 SJNB since February 1993.
of SJNB

Judith Doering-Nielsen                            54       Senior Vice President and Senior Lending  Officer
Senior Vice President and Senior Lending                   of SJNB since October 1991.
Officer of SJNB


                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

The following table sets forth information as of April 10, 2000, pertaining to beneficial ownership of the Corporation's Common Stock by each current director of the Corporation, each nominee to be elected to the Board of Directors, the Chief Executive Officer, the four other most highly compensated executive officers and all directors and officers(1) of the Corporation and SJNB as a group. The information contained herein has been obtained from the Corporation's records, from information furnished directly by the individual to the Corporation, or from various filings made by the named individuals with the Securities and Exchange Commission (the "SEC").

The table should be read with the understanding that more than one person may be the beneficial owner or possess certain attributes of beneficial ownership with respect to the same securities. Therefore, careful attention should be given to the footnote references set forth in the column "Amount and Nature of Beneficial Ownership." In addition, shares issuable pursuant to options which may be exercised within 60 days of April 10, 2000, are deemed to be issued and outstanding and have been treated as outstanding in calculating the percentage ownership of those individuals possessing such interest, but not for any other individuals. Thus, the total number of shares considered to be outstanding for the purposes of this table may vary depending upon the individual's particular circumstance.

                                         Amount and Nature of      Percent of
                                        Beneficial Ownership       Outstanding
   Name and Address of                           (3)              Common Stock
   Beneficial Owner (2)
   Victor E. Aboukhater                       36,743 (4)              1.00%
   Ray S. Akamine                             19,000 (5)                *
   Robert A. Archer                           62,584 (5)(6)           1.70%
   Albert V. Bruno                            25,165 (5)                *
   Rod Diridon                                13,349 (5)                *
   Robert G. Egan                             40,282 (4)              1.09%
   F. Jack Gorry                              19,000 (5)                *
   James R. Kenny                            158,046 (7)(8)           4.28%
   William D. Kron                            34,311 (4)                *
   Arthur K. Lund                             76,778 (5)(9)(10)       2.09%
   V. Ronald Mancuso                          76,631 (4)(12)          2.08%
   Richard L. Mount                          123,223 (13)             3.37%
   Louis Oneal                                74,604 (5)(9)           2.03%
   Diane P. Rubino                            25,337 (11)               *
   Douglas L. Shen                            81,099 (5)              2.21%
   Gary S. Vandeweghe                         46,503 (5)              1.27%
   Eugene E. Blakeslee                       123,183 (7)(14)          3.34%
   Frederic H. Charpiot                       91,271 (7)(15)          2.48%
   Margo F. Culcasi                           21,666 (16)               *
   Judith Doering-Nielsen                     31,466 (17)               *

   Directors and Executive Officers as a   1,006,662 (18)            25.24%
   group (15 persons)

* Less than 1% of the outstanding Common Stock.

(1) As used throughout this Proxy Statement, the terms "officer" and "executive officer" refer to the Corporation and SJNB's President and Chief Executive Officer, and Executive Vice President and Chief Financial Officer, and SJNB's Chief Credit Officer, Senior Lending Officer and Senior Vice President/Liability Management.
(2) The address for all persons is c/o SJNB Financial Corp., One North Market Street, San Jose, California 95113.
(3) Includes shares beneficially owned, directly and indirectly, together with associates. Subject to applicable community property laws and shared voting or investment power with a spouse, the persons listed have sole voting and investment power with respect to such shares unless otherwise noted.
(4)  Includes 23,012 shares underlying stock options.
(5)  Includes 13,000 shares underlying stock options.
(6) Includes 3,720 shares owned of record by a trust of which Mr. Archer is a trustee and beneficiary.
(7) Includes 66,245 shares held in the SJNB Cash or Deferred Profit Sharing Plan (the "401(k)") of which Messrs. Kenny, Blakeslee and Charpiot are trustees and beneficiaries and with regard to which shares Messrs. Kenny, Blakeslee and Charpiot have sole or shared voting power. Messrs. Kenny, Blakeslee and Charpiot disclaim beneficial ownership of the 401(k) shares, other than such shares allocated to their respective personal accounts in the 401(k); 4,571; 3,679; 2,545; respectively.
(8)  Includes 34,600 shares underlying stock options.
(9) Includes 51,884 shares owned of record by a trust of which Messrs. Lund and Oneal are trustees, as to which shares they disclaim beneficial ownership.
(10) Includes 3,782 shares owned of record b a trust of which Mr. Lund is the trustee and beneficiary.
(11) Includes 11,000 shares underlying stock options.
(12) Includes 13,585 shares owned of record by a trust of which Mr. Mancuso is the trustee and beneficiary.
(13) Includes 122,935 shares owned of record by a trust of which Mr. Mount is the trustee and beneficiary.
(14) Includes 24,800 shares underlying stock options.
(15) Includes 18,560 shares underlying stock options.
(16) Includes 13,800 shares underlying stock options.
(17) Includes 14,000 shares underlying stock options.
(18) Includes 325,808 shares underlying stock options.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Information herein regarding ownership of the Corporation's Common Stock by entities or persons known by the Corporation to be the beneficial owner of more than 5% of the Corporation's Common Stock is based solely on copies of Schedules provided to the Corporation by such entities or persons which have also been filed with the SEC.

According to a Schedule 13D filed with the SEC on April 5, 2000, Banc Fund III L.P., Banc Fund III Trust, Banc Fund IV L.P. and Banc Fund IV Trust, Banc Fund V L.P., 208 S. LaSalle Street, Chicago IL, 60604, collectively reported beneficial ownership of 310,995 shares of the Corporation's Common Stock, or 8.49% of shares outstanding as of April 10, 2000. Each of such entities reported that it had sole voting and investment power with respect to the following shares of Corporation Common Stock: Banc Fund III L.P., 20,710 shares; Banc Fund III Trust, 63,481 shares; Banc Fund IV L.P., 24,376 shares; Banc Fund IV Trust, 81,978 shares; and Bank Fund V L.P., 120,450 shares.

Other than the above described entity, the Corporation knows of no other person who beneficially owned more than five percent of the Corporation's Common Stock as of April 10, 2000.

       EXECUTIVE COMPENSATION AND TRANSACTIONS WITH DIRECTORS AND OFFICERS

Summary Compensation Table

The following table sets forth the cash compensation paid to or allocated for the Chief Executive Officer of the Corporation and the four other most highly compensated executive officers for services rendered in all capacities to the Corporation and SJNB during 1999, 1998 and 1997.

                           Summary Compensation Table

                                                                          Long-Term
                                           Annual Compensation     Compensation-Securities

                                                                                                  All Other
Name and Principal Position        Year   Salary(1)     Bonus       Underlying Options(2)      Compensation(3)
James R. Kenny                     1999     $200,000    $130,000           12,000                  $6,426
President, Chief Executive         1998     $193,333    $130,000           24,000                  $6,426
Officer and Secretary of the       1997     $160,000    $145,000                0                  $6,176
Corporation and SJNB

Eugene E. Blakeslee                1999     $150,000     $95,000            6,000                  $5,000
Executive Vice President and       1998     $142,833     $95,000           12,000                  $5,000
Chief Financial Officer of the     1997     $107,000    $105,000                0                  $4,750
Corporation and SJNB

Frederic H. Charpiot               1999     $120,000     $72,000            5,000                  $5,000
Senior Vice President and Chief    1998     $113,333     $72,000           10,000                  $5,000
Credit Officer of SJNB             1997      $80,000     $80,000                0                  $4,750

Margo F. Culcasi                   1999     $122,062     $72,000            5,000                  $5,000
Senior Vice President/             1998     $112,500     $72,000           10,000                  $5,000
Liability Management of SJNB       1997      $75,000     $80,000                0                  $4,750

Judith Doering-Nielsen             1999     $120,992     $72,000            5,000                  $5,000
Senior Vice President and Senior   1998     $114,167     $72,000           10,000                  $5,000
Lending Officer of SJNB            1997      $85,000     $80,000                0                  $4,750

[FN]

(1) The executive officers received perquisites in addition to their salaries. The value of such perquisites did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each such executive officer. Salary amounts include compensation deferred at the election of the executive in the year earned.

(2) On March 24, 1999, the following options were granted to the named executive officers at an exercise price equal to the market price of the Common Stock on the date of such grant: Mr. Kenny, 12,000; Mr. Blakeslee, 6,000; Mr. Charpiot, 5,000; Ms. Culcasi, 5,000; and Ms. Doering-Nielsen, 5,000. See "Compensation Committee Report" and "Stock Option Plans" below.

(3) Consists of the Bank's contributions to vested and unvested defined contribution plans. Mr. Kenny's total also includes a life insurance premium of $1,426 paid by the Bank each year.

Compensation Committee Report

The Corporation's compensation program and policies applicable to its executive officers are administered by the Compensation Committee of the Board of Directors. The Compensation Committee is made up entirely of non-employee directors. The programs and policies are designed to enhance shareholder value by aligning the financial interests of the executive officers of the Corporation with those of its shareholders.

It is the Corporation's policy generally to qualify compensation paid to executive officers for deductibility under section 162(m) of the Internal Revenue Code. Section 162(m) generally prohibits the Corporation from deducting the compensation of executive officers that exceeds $1,000,000 unless that compensation is based on the satisfaction of objective performance goals. At the 1996 Annual Meeting, the Corporation obtained shareholder approval of the 1996 Stock Option Plan of SJNB Financial Corp. which contains limitations necessary to qualify awards under such plan as performance-based compensation and to maximize the tax deductibility of such awards. However, the Corporation reserves the discretion to pay compensation to its executive officers that may not be deductible.

There are three primary components of executive compensation: Base Salary, Bonuses and Stock Options.

Base Salary

Base salaries for fiscal 1999 reported herein were determined by the Compensation Committee. The Compensation Committee reviews salaries recommended by the Chief Executive Officer for executive officers other than the Chief Executive Officer. In conducting its review, the Compensation Committee takes into consideration the overall performance of the Company and the Chief Executive Officer's evaluation of individual executive officer performance. Final decisions on base salary adjustments for executives other than the Chief Executive Officer are made in conjunction with the Chief Executive Officer. The Compensation Committee independently determines the base salary for the Chief Executive Officer by: (a) examining the Corporation's performance against its preset goals, (b) examining the Corporation's performance within the banking industry, (c) evaluating the overall performance of the Chief Executive Officer and (d) comparing the base salary of the Chief Executive Officer to that of other chief executive officers in the banking industry. Based upon the data and performance, the Chief Executive Officer's base salary remained $200,000 annually as of March 1, 1999.

Bonuses

The Incentive Bonus Plan is a cash-based incentive bonus program. The Incentive Bonus Plan provides for payment to each named executive officer of an incentive cash bonus that is related to a percentage of the Corporation's pre-tax net earnings provided that such net earnings bear a certain relationship to the Corporation's assets. Under the Incentive Bonus Plan, the Chief Executive Officer was awarded a bonus of $130,000 in 2000 for performance in 1999.

Stock Options

The Compensation Committee annually grants options under the 1996 Stock Option Plan with an exercise price equal to or greater than the fair market value on the date of grant. The grants are intended to retain and motivate key executives and to provide a direct link with the interests of the shareholders of the Corporation. The Compensation Committee, in making its determination as to grant levels, takes into consideration: (i) prior award levels, (ii) total awards received to date by the individual executive, (iii) the total stock award to be made and the executive's percentage participation in the award, (iv) the executive's direct ownership of the Corporation's shares, (v) the number of options vested and nonvested and (vi) the options outstanding as a percentage of total shares outstanding. The 1996 Stock Option Plan limits the total number of shares subject to options that may be granted to a participant in any year to not more than 100,000 shares. In March 1999, Mr. Kenny was awarded options to purchase 12,000 shares of Common Stock.

The Compensation Committee believes that stock options are a critical component of the compensation offered by the Corporation to promote the long-term retention of its employees, motivate high levels of performance and recognize employee contributions to the success of the Corporation.

The foregoing report has been furnished by the Compensation Committee of the Board of Directors of SJNB Financial Corp.:

Robert A. Archer
Albert V. Bruno (Chair)
F. Jack Gorry
William D. Kron
Arthur K. Lund
Louis Oneal
Douglas L. Shen
Gary S. Vandeweghe


Stock Option Plans

The following table provides certain information concerning options granted to the executive officers named in the Summary Compensation Table in the fiscal year ended December 31, 1999:

                                     Option Grants in Last Fiscal Year

                                           Percent of
                                             Total                                    Potential Realizable
                                           Number of                                Value at Assumed Annual
                             Number of      Options                                   Rates of Stock Price
                             Securities    Granted to                               Appreciation for Option
                             Underlying    Employees     Exercise     Expiration              Term
Name                          Options       in 1999        Price         Date           5%           10%
James R. Kenny                12,000          12.48%      $27.38       03/24/09      $206,592      $523,544
Eugene E. Blakeslee            6,000           6.24        27.38       03/24/09       103,296       261,772
Frederic H. Charpiot           5,000           5.20        27.38       03/24/09        86,080       218,143
Margo F. Culcasi               5,000           5.20        27.38       03/24/09        86,080       218,143
Judith Doering-Nielsen         5,000           5.20        27.38       03/24/09        86,080       218,143


The following table sets forth the stock options exercised in 1999 and the December 31, 1999, unexercised value of both vested and unvested stock options for the Corporation's Chief Executive Officer and the four other most highly compensated executive officers:

 Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-end Option Values

                                                          Number of Securities           Value of Unexercised
                                                        Underlying Unexercised         In-the Money Options at
                             Shares                       Options at 12/31/99              12/31/99 (1)
                            Acquired     Value       ----------------------------- -----------------------------
Name                      on Exercise   Realized($)   Exercisable   Unexercisable   Exercisable   Unexercisable
                         ------------- ------------- ------------- --------------- ------------- ---------------
James R. Kenny                 0             -           29,800        19,200        $540,525       $60,072
Eugene E. Blakeslee            0             -           22,400         9,600        $427,294       $30,036
Frederic H. Charpiot           0             -           16,560         8,000        $329,925       $25,030
Margo F. Culcasi             2,200        $51,605        12,400         8,000        $229,857       $25,030
Judith Doering-Nielsen         0             -           12,000         8,000        $216,495       $25,030

(1) Fair market value of the Corporation's Common Stock on December 31, 1999, was $30.25.

Employment Agreements

Mr. Kenny is employed by the Corporation and SJNB pursuant to an employment agreement dated March 27, 1996, which provides for a current annual salary of $200,000. The term of the agreement is three years, with annual one year extensions each year thereafter. In addition, Mr. Kenny is to receive an incentive bonus of 1.5% of the Corporation's pre-tax, pre-bonus net earnings before extraordinary items, provided that SJNB's net earnings before extraordinary items in any year during the term of the Agreement are equal to or exceed 1% of average assets. Mr. Kenny may also receive stock options. Pursuant to the Agreement, the Corporation provides an automobile for Mr. Kenny, as well as public liability and property damage insurance. Mr. Kenny also receives
$250,000 in term life insurance coverage. In the event that Mr. Kenny is involuntarily terminated for reasons other than dishonesty or malfeasance, he is entitled to receive a lump sum payment equal to twenty-four months' salary (plus incentive or bonus payments accrued, if any). In the event of a "change in control," Mr. Kenny will receive a lump sum payment in an amount equal to two times his average annual compensation for the five years immediately preceding the change in control (plus incentive or bonus payments accrued, if any).

Mr. Blakeslee is employed by the Corporation and SJNB pursuant to an employment agreement dated March 27, 1996, which provides for a current annual salary of $150,000. The term of the agreement is one year, with automatic extensions each year thereafter. In addition, Mr. Blakeslee is entitled to participate in the Corporation's bonus plan, stock option plan or other arrangements authorized and approved by the Board of Directors. Mr. Blakeslee's agreement also requires that the Corporation provide an automobile for Mr. Blakeslee, as well as public liability and property damage insurance. In the event that Mr. Blakeslee is involuntarily terminated for reasons other than dishonesty or malfeasance, he is entitled to receive a lump sum payment equal to twelve months' salary (plus incentive or bonus payments accrued, if any). In the event of a "change in control," Mr. Blakeslee will receive severance pay in an amount equal to one times his average annual compensation for the five years immediately preceding the change in control (plus incentive or bonus payments accrued, if any).

Transactions with Directors and Officers

SJNB has had in the ordinary course of business, and expects to have in the future, banking transactions with directors, officers, shareholders and their associates, including transactions with corporations of which such persons are directors, officers or controlling shareholders. In the opinion of management of SJNB, all loans and commitments to lend included in such transactions have been and will be entered into with such persons in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness, and on terms not involving more than a normal risk of collectibility or presenting other unfavorable features.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Corporation's directors, executive officers and any persons beneficially owning ten percent or more of the Corporation's common stock to timely file initial reports of ownership and reports of changes in that ownership with the SEC and the Nasdaq National Market. Such persons are required by SEC regulation to send copies of such reports to the Corporation. Except below, based solely on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 1999, the Corporation believes all such filing requirements applicable to its directors, executive officers and ten percent shareholders were met.

When Douglas L. Shen, DDS, a director, filed his initial beneficial owner report upon becoming a director in December 1994, he failed to reflect 2,656 shares of Common Stock, which he owned at that time. This mistake was not discovered until April 2000. He also failed to file on a timely basis certain other reports required to be filed in 1997, 1998, 1999 and 2000. Although Dr. Shen did file certain reports on Form 4 and Form 5 during 1997 through December 31, 1999, none of those reports reflected periodic purchases made through Dr. Shen's broker with cash dividend proceeds paid by the Corporation in December 1997 and quarterly in 1998 through the first quarter of 2000. Additionally, a Form 4 required to be filed by April 10, 2000 with respect to a purchase transaction in March 2000 was filed on April 11, 2000. The Corporation was unaware of any of the mistakes or unreported transactions discussed above and the Corporation expects to file corrected reports on behalf of Dr. Shen in April 2000.


                                 Proposal No. 2:
          Ratification of Appointment of INDEPENDENT PUBLIC ACCOUNTANTS

Ratification of KPMG LLP

The Board of Directors has selected KPMG LLP to serve as independent public accountants for the Corporation and its subsidiary for the year ending December 31, 2000. KPMG LLP examined the financial statements of the Corporation and its subsidiary for the year ended December 31, 1999. KPMG LLP has informed the Corporation that it has had no connection during the past three years with the Corporation or its subsidiary in the capacity of promoter, underwriter, voting trustee, director or employee.

In recognition of the important role of the independent public accountants, the Board of Directors has determined that its selection of the independent public accountants should be submitted to the shareholders for review and ratification on an annual basis.

In the event the appointment is not ratified by the shareholders, the adverse vote will be deemed to be an indication to the Board of Directors that it should consider selecting other independent public accountants for 2001. Because of the difficulty and expense of making any substitution of accounting firms after the beginning of the current year, it is the intention of the Board of Directors that the appointment of KPMG LLP for the year 2000 will stand unless for other reasons the Board of Directors deems it necessary or appropriate to make a change. The Board of Directors also retains the power to appoint another independent public accounting firm to replace an accounting firm ratified by the shareholders in the event the Board of Directors determines that the interests of the Corporation require such a change.

It is anticipated that representatives of KPMG LLP will be present at the Meeting and will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Required Approval

The affirmative vote of a majority of the shares present in person or represented and voting at the Meeting is required for ratification of KPMG LLP as the Corporation's independent public accountants.

Recommendation of Management

The  Board  of  Directors   recommends  that  the  shareholders   vote  FOR  the
ratification of the selection of KPMG LLP to serve as independent public accountants for the Corporation and its subsidiary for 2000.

                                  OTHER MATTERS

The Board of Directors knows of no other matters which will be brought before the Meeting, but if such matters are properly presented to the Meeting, proxies solicited hereby will be voted in accordance with the judgment of the persons holding such proxies.

                           ANNUAL REPORT ON FORM 10-K

A copy of the  Corporation's  Annual  Report  on Form  10-K for the  year  ended
December  31,  1999,  is  included  in  the   Corporation's   Annual  Report  to
Shareholders.

                   SJNB FINANCIAL CORP./SAN JOSE NATIONAL BANK



                                CORPORATE OFFICES

                    One North Market Street San Jose CA 95113

                                 (408) 947-7562

                                  www.sjnb.com





























                                   Member FDIC

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                            OF SJNB FINANCIAL CORP.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders of SJNB Financial Corp., a California corporation (the "Corporation") dated April 24, 2000, and revoking any proxy heretofore given, hereby constitutes and appoints Douglas L. Shen, Diane P. Rubino and F. Jack Gorry, or any of them, with full power of substitution, as attorney and proxy to appear and vote all of the shares of Common Stock of the Corporation standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of the Corporation to be held in the Quicksilver Room at The Silicon Valley Capital Club, 50 W. San Fernando, Suite 1700, San Jose, California on May 24, 2000 at 10:00 a.m. local time, or at any postponements or adjournments thereof, upon the following items as set forth in the Notice of Annual Meeting and more fully described in the Proxy Statement.

1.   Election of Directors.
     FOR ALL nominees (except as marked to the contrary below) ____

     WITHHOLD AUTHORITY ____

     Albert V. Bruno, F. Jack Gorry, William D. Kron, V. Ronald Mancuso, Richard
     L. Mount, Louis Oneal

     (Instructions: To withhold a vote for one or more nominees, strike a line through that nominee's name. To vote for all nominees except one whose name is struck, check "FOR." To vote against all nominees named above, check "WITHHOLD AUTHORITY.")

2. Ratification of Accountants. To ratify the appointment of KPMG LLP as independent certified public accountants for the Corporation for 2000.

     FOR _____ AGAINST _____ ABSTAIN _____

3. Other Business. The proxies are authorized to vote in their discretion on such other matters as may properly come before the meeting or any postponement or adjournment thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN SPECIFIED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1, IN FAVOR OF PROPOSAL 2, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING.

                                                         Dated ___________, 2000



                                            ------------------------------------
                                                                     (Signature)



                                            ------------------------------------
                                                                     (Signature)

                    (This proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name appears hereon and returned promptly in the enclosed envelope. Executors, administrators, guardians, officers of the corporation and others signing in a fiduciary capacity should state their full titles as such. If shares are held by joint tenants or as community property, both should sign.)

                         DO NOT FOLD, STAPLE OR MUTILATE

            WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU
             ARE URGED TO MARK, SIGN, DATE AND PROMPTLY RETURN THIS
                       PROXY, USING THE ENCLOSED ENVELOPE.